Farmer Mac Reports Second Quarter 2025 Results
- Outstanding Business Volume Exceeds $30 Billion -

WASHINGTON, D.C., August 7, 2025 — The Federal Agricultural Mortgage Corporation (Farmer Mac; NYSE: AGM and AGM.A), the nation's secondary market provider that increases the accessibility of financing to provide vital liquidity for American agriculture and rural infrastructure, today announced its results for the fiscal quarter ended June 30, 2025.

"I'm very pleased to report that we delivered record results across the board in second quarter 2025, growing core earnings and net effective spread by 19% and 12% year-over-year, respectively, and surpassing $30 billion in total outstanding business volume for the first time,” said Brad Nordholm, President and Chief Executive Officer. “Our total portfolio is well diversified by both commodity and geography, and we remain confident in the overall health of our business. We are excited about the strategic direction of the company and remain focused on our mission to provide capital through agricultural and economic cycles."

Second Quarter 2025
•Provided $2.1 billion in liquidity and lending capacity to lenders serving rural America
•Net interest income grew 11% year-over-year to $96.8 million
•Net effective spread1 increased 12% from the prior-year period to a record $93.9 million
•Net income attributable to common stockholders increased 22% from the prior-year period to $49.2 million
•Record core earnings1 of $47.4 million, or $4.32 per diluted common share, reflecting 19% growth year-over-year
•Maintained strong capital position with total core capital of $1.6 billion, exceeding the statutory requirement by 63% and a Tier 1 Capital Ratio of 13.6% as of June 30, 2025
•As of June 30, 2025, Farmer Mac had 310 days of liquidity
•Authorization for our existing share repurchase program was increased to $50.0 million of outstanding Class C non-voting common stock and extended through August 2027

$ in thousands, except per share amounts	Quarter Ended
	June 30, 2025	March 31, 2025	June 30, 2024	Sequential % Change	YoY % Change
Net Change in Business Volume	$831,916	$232,313	$(88,891)	N/A	N/A
Net Interest Income (GAAP)	$96,797	$90,939	$87,340	6%	11%
Net Effective Spread (Non-GAAP)	$93,893	$89,990	$83,596	4%	12%
Diluted EPS (GAAP)	$4.48	$4.01	$3.68	12%	22%
Core EPS (Non-GAAP)	$4.32	$4.19	$3.63	3%	19%

1 Non-GAAP Measure

Earnings Conference Call Information

The conference call to discuss Farmer Mac's second quarter 2025 financial results will be held beginning at 4:30 p.m. eastern time on Thursday, August 7, 2025, and can be accessed by telephone or live webcast as follows:

Telephone (Domestic): (800) 836-8184
Telephone (International): (646) 357-8785
Webcast: https://www.farmermac.com/investors/events-presentations/

When dialing in to the call, please ask for the "Farmer Mac Earnings Conference Call." The call can be heard live and will also be available for replay on Farmer Mac’s website for one week following the conclusion of the call.

More complete information about Farmer Mac's performance for second quarter 2025 is in Farmer Mac's
Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed today with the SEC.

Use of Non-GAAP Measures

In the accompanying analysis of its financial information, Farmer Mac uses "non-GAAP measures," which are measures of financial performance that are not presented in accordance with GAAP. Specifically, Farmer Mac uses the following non-GAAP measures: "core earnings," "core earnings per common share," and "net effective spread." Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP.

Core Earnings and Core Earnings Per Share

The main difference between core earnings and core earnings per common share ("Core EPS"), which are non-GAAP measures, and net income attributable to common stockholders and earnings per common share ("EPS"), which are GAAP measures, is that those non-GAAP measures exclude the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Another difference is that these two non-GAAP measures exclude specified infrequent or unusual transactions that we believe are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. For example, in third quarter 2024, we excluded the loss on the retirement of the Series C Preferred Stock from core earnings and Core EPS, which is consistent with Farmer Mac's historical treatment of any losses on the retirement of preferred stock.

Net Effective Spread

Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of those assets. As further explained below, net effective spread differs from net interest income by excluding certain items from net interest income and including certain other items that net interest income does not contain.

Net effective spread excludes the interest income and interest expense associated with consolidated trusts with beneficial interests owned by third parties (single-class) and the average balance of the loans underlying these trusts to reflect management's view that the net interest income earned on the related Farmer Mac Guaranteed Securities owned by third parties is effectively a guarantee fee. Accordingly, the excluded interest income and interest expense associated with consolidated trusts is reclassified to guarantee and commitment fees in determining Farmer Mac's core earnings. Net effective spread also excludes the fair value changes of financial derivatives and the corresponding average balances of assets or liabilities designated in fair value hedge accounting relationships because they are not expected to have an economic effect on Farmer Mac's financial performance, as we expect to hold the financial derivatives and corresponding hedged items to maturity.

Farmer Mac uses net effective spread to show the complete net spread between its interest-earning assets and all related net funding costs, including any associated derivatives, whether or not they are designated in a hedge accounting relationship. Accordingly, the net effective spread includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives"). For undesignated financial derivatives, Farmer Mac records the income or expense related to the accrual of the contractual amounts due in "Gains/(losses) on financial derivatives" on the consolidated statements of operations.

Net effective spread also differs from net interest income because it includes the net effects of terminations or net settlements on undesignated financial derivatives, which consist of: (1) the net effects of cash settlements on agency forward contracts on the debt of other GSEs and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and (2) the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps.

More information about Farmer Mac’s use of non-GAAP measures is available in "Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations" in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2024, filed February 21, 2025 with the SEC. For a reconciliation of Farmer Mac's net income attributable to common stockholders to core earnings and of earnings per common share to core earnings per share, and net interest income and net interest yield to net effective spread, see "Reconciliations" below.

Forward-Looking Statements

Management's expectations for Farmer Mac's future necessarily involve assumptions, estimates, and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac's actual results to differ materially from the expectations as expressed or implied by the forward-looking statements in this release, including uncertainties about:

•the availability to Farmer Mac of debt and equity financing and, if available, the reasonableness of rates and terms;
•legislative, regulatory, or political developments that could affect Farmer Mac, its sources of business, or agricultural or infrastructure industries;
•fluctuations in the fair value of assets held by Farmer Mac and its subsidiaries;
•the level of lender interest in Farmer Mac's products and the secondary market provided by Farmer Mac;

•the general rate of growth in agricultural mortgage and infrastructure indebtedness;
•the effect of economic conditions stemming from disruptive global events or otherwise on agricultural mortgage or infrastructure lending, borrower repayment capacity, or collateral values, including inflation, fluctuations in interest rates, changes in U.S. trade policies (including tariffs and trade restrictions), fluctuations in export demand for U.S. agricultural products and foreign currency exchange rates, supply chain disruptions, increases in input costs, labor availability, and volatility in commodity prices;
•the degree to which Farmer Mac is exposed to interest rate risk resulting from fluctuations in Farmer Mac's borrowing costs relative to market indexes;
•developments in the financial markets, including possible investor, analyst, and rating agency reactions to events involving government-sponsored enterprises, including Farmer Mac;
•the effects of the Federal Reserve’s efforts to achieve monetary policy normalization to respond to inflation and employment levels; and
•other factors that could hinder agricultural mortgage lending or borrower repayment capacity, including the effects of severe weather, flooding and drought, or fluctuations in agricultural real estate values.

Other risk factors are discussed in "Risk Factors" in Part I, Item 1A in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025. Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this release. The forward-looking statements contained in this release represent management's expectations as of the date of this release. Farmer Mac undertakes no obligation to release publicly the results of revisions to any forward-looking statements included in this release to reflect new information or any future events or circumstances, except as otherwise required by applicable law. The information in this release is not necessarily indicative of future results.

About Farmer Mac

Farmer Mac is driven by its mission to increase the accessibility of financing to provide vital liquidity for American agriculture and rural infrastructure. Our secondary market provides liquidity to our nation’s agricultural and infrastructure businesses, supporting a vibrant and strong rural
America. We offer a wide range of solutions to help meet financial institutions’ growth, liquidity, risk management, and capital relief needs across diverse markets, including agriculture, agribusiness, broadband infrastructure, power and utilities, and renewable energy. We are uniquely positioned to facilitate competitive access to financing that fuels growth, innovation, and prosperity in America’s rural and agricultural communities. Additional information about Farmer
Mac is available on our website at www.farmermac.com.

CONTACT:     Jalpa Nazareth, Investor Relations
Lisa Meyer, Media Inquiries
(202) 872-7700

* * * *

FEDERAL AGRICULTURAL MORTGAGE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

	As of
	June 30, 2025	December 31, 2024
	(in thousands)
Assets:
Cash and cash equivalents (includes restricted cash of $12,839 and $16,190, respectively)	$1,030,329	$1,024,007
Investment securities:
Available-for-sale, at fair value (amortized cost of $6,756,185 and $6,105,116, respectively)	6,674,031	5,953,014
Held-to-maturity, at amortized cost	8,970	9,270
Other investments	14,257	11,017
Total Investment Securities	6,697,258	5,973,301
Farmer Mac Guaranteed Securities:
Available-for-sale, at fair value (amortized cost of $5,942,469 and $5,835,658, respectively)	5,731,503	5,514,546
Held-to-maturity, at amortized cost	2,130,995	2,717,688
Total Farmer Mac Guaranteed Securities	7,862,498	8,232,234
USDA Securities:
Trading, at fair value	560	818
Held-to-maturity, at amortized cost	2,406,638	2,370,534
Total USDA Securities	2,407,198	2,371,352
Loans:
Loans held for sale, at lower of cost or fair value	7,770	6,170
Loans held for investment, at amortized cost	12,226,915	11,183,408
Loans held for investment in consolidated trusts, at amortized cost	2,275,254	2,038,283
Allowance for losses	(29,956)	(23,223)
Total loans, net of allowance	14,479,983	13,204,638
Financial derivatives, at fair value	30,650	27,789
Accrued interest receivable (includes $31,789 and $28,563, respectively, related to consolidated trusts)	313,387	310,592
Guarantee and commitment fees receivable	49,706	50,499
Deferred tax asset, net	3,707	1,544
Prepaid expenses and other assets	121,193	128,786
Total Assets	$32,995,909	$31,324,742

Liabilities and Equity:
Liabilities:
Notes payable	$28,843,331	$27,371,174
Debt securities of consolidated trusts held by third parties	2,157,962	1,929,628
Financial derivatives, at fair value	53,697	77,326
Accrued interest payable (includes $12,789 and $12,387, respectively, related to consolidated trusts)	210,610	195,113
Guarantee and commitment obligation	47,476	48,326
Accounts payable and accrued expenses	136,906	212,527
Reserve for losses	1,620	1,622
Total Liabilities	31,451,602	29,835,716
Commitments and Contingencies
Equity:
Preferred stock:
Series D, par value $25 per share, 4,000,000 shares authorized, issued and outstanding	96,659	96,659
Series E, par value $25 per share, 3,180,000 shares authorized, issued and outstanding	77,003	77,003
Series F, par value $25 per share, 4,800,000 shares authorized, issued and outstanding	116,160	116,160
Series G, par value $25 per share, 5,000,000 shares authorized, issued and outstanding	121,327	121,327
Common stock:
Class A Voting, $1 par value, no maximum authorization, 1,030,780 shares outstanding	1,031	1,031
Class B Voting, $1 par value, no maximum authorization, 500,301 shares outstanding	500	500
Class C Non-Voting, $1 par value, no maximum authorization, 9,402,503 shares and 9,360,083 shares outstanding, respectively	9,403	9,360
Additional paid-in capital	136,248	135,894
Accumulated other comprehensive loss, net of tax	(17,665)	(12,147)
Retained earnings	1,003,641	943,239
Total Equity	1,544,307	1,489,026
Total Liabilities and Equity	$32,995,909	$31,324,742

FEDERAL AGRICULTURAL MORTGAGE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
	(in thousands, except per share amounts)
Interest income:
Investments and cash equivalents	$88,985	$84,538	$172,293	$169,462
Farmer Mac Guaranteed Securities and USDA Securities	124,998	166,063	251,340	332,876
Loans	185,039	153,105	356,803	297,685
Total interest income	399,022	403,706	780,436	800,023
Total interest expense	302,225	316,366	592,700	626,315
Net interest income	96,797	87,340	187,736	173,708
Provision for losses	(7,713)	(6,179)	(9,397)	(4,378)
Net interest income after provision for losses	89,084	81,161	178,339	169,330
Non-interest income/(expense):
Guarantee and commitment fees	4,816	3,797	9,295	7,714
Gains/(losses) on financial derivatives	80	(1,799)	(2,556)	280
Losses on sale of mortgage loans	—	(1,147)	—	(1,147)
Gains on sale of available-for-sale investment securities	—	1,052	—	1,052
Provision for/(release of) reserve for losses	(99)	(51)	2	18
Other income	1,040	674	2,476	1,923
Non-interest income	5,837	2,526	9,217	9,840
Operating expenses:
Compensation and employee benefits	17,631	14,840	35,383	33,097
General and administrative	10,859	8,904	21,617	17,159
Regulatory fees	1,000	725	2,000	1,450
Operating expenses	29,490	24,469	59,000	51,706
Income before income taxes	65,431	59,218	128,556	127,464
Income tax expense	10,594	12,113	24,068	26,613
Net income	54,837	47,105	104,488	100,851
Preferred stock dividends	(5,667)	(6,792)	(11,333)	(13,583)
Net income attributable to common stockholders	$49,170	$40,313	$93,155	$87,268

Earnings per common share:
Basic earnings per common share	$4.50	$3.71	$8.53	$8.04
Diluted earnings per common share	$4.48	$3.68	$8.49	$7.96

Reconciliations
Reconciliations of Farmer Mac's net income attributable to common stockholders to core earnings and core earnings per share are presented in the following tables along with information about the composition of core earnings for the periods indicated:

Reconciliation of Net Income Attributable to Common Stockholders to Core Earnings
	For the Three Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024
	(in thousands, except per share amounts)
Net income attributable to common stockholders	$49,170	$43,985	$40,313
Less reconciling items:
Losses on undesignated financial derivatives due to fair value changes	(639)	(2,573)	(359)
Gains on hedging activities due to fair value changes	2,709	1,099	2,604
Unrealized (losses)/gains on trading assets	(65)	9	(87)
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	25	28	26
Net effects of terminations or net settlements on financial derivatives	255	(1,070)	(1,505)
Income tax effect related to reconciling items	(480)	526	(143)
Sub-total	1,805	(1,981)	536
Core earnings	$47,365	$45,966	$39,777

Composition of Core Earnings:
Revenues:
Net effective spread(1)	$93,893	$89,990	$83,596
Guarantee and commitment fees(2)	5,874	5,488	5,256
Gain on sale of investment securities (GAAP)	—	—	1,052
Loss on sale of mortgage loan (GAAP)	—	—	(1,147)
Other(3)	742	1,315	481
Total revenues	100,509	96,793	89,238

Credit related expense/(income) (GAAP):
Provision for losses	7,812	1,583	6,230
REO operating expenses	148	—	—
(Gain)/loss on sale of REO	(87)	68	—
Total credit related expense/(income)	7,873	1,651	6,230

Operating expenses (GAAP):
Compensation and employee benefits	17,631	17,752	14,840
General and administrative	10,859	10,758	8,904
Regulatory fees	1,000	1,000	725
Total operating expenses	29,490	29,510	24,469

Net earnings	63,146	65,632	58,539
Income tax expense(4)	10,114	14,000	11,970
Preferred stock dividends (GAAP)	5,667	5,666	6,792
Core earnings	$47,365	$45,966	$39,777

Core earnings per share:
Basic	$4.33	$4.22	$3.66
Diluted	$4.32	$4.19	$3.63
(1)Net effective spread is a non-GAAP measure. See "Use of Non-GAAP Measures" above for an explanation of net effective spread. See below for a reconciliation of net interest income to net effective spread.

(2)Includes interest income and interest expense related to consolidated trusts owned by third parties reclassified from net interest income to guarantee and commitment fees to reflect management's view that the net interest income Farmer Mac earns is effectively a guarantee fee on the consolidated Farmer Mac Guaranteed Securities.
(3)Reflects reconciling adjustments for the reclassification to exclude expenses related to interest rate swaps not designated as hedges and terminations or net settlements on financial derivatives, and reconciling adjustments to exclude fair value adjustments on financial derivatives and trading assets and the recognition of deferred gains over the estimated lives of certain Farmer Mac Guaranteed Securities and USDA Securities.
(4)Includes the tax impact of non-GAAP reconciling items between net income attributable to common stockholders and core earnings.

Reconciliation of Net Income Attributable to Common Stockholders to Core Earnings
	For the Six Months Ended
	June 30, 2025	June 30, 2024
	(in thousands, except per share amounts)
Net income attributable to common stockholders	$93,155	$87,268
Less reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	(3,212)	1,324
Gains on hedging activities due to fair value changes	3,808	5,606
Unrealized losses on trading assets	(56)	(101)
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	53	57
Net effects of terminations or net settlements on financial derivatives	(815)	(1,697)
Income tax effect related to reconciling items	46	(1,090)
Sub-total	(176)	4,099
Core earnings	$93,331	$83,169

Composition of Core Earnings:
Revenues:
Net effective spread(1)	$183,883	$166,640
Guarantee and commitment fees(2)	11,362	10,238
Gain on sale of investment securities (GAAP)	—	1,052
Loss on sale of mortgage loan (GAAP)	—	(1,147)
Other(3)	2,057	1,558
Total revenues	197,302	178,341

Credit related expense/(income) (GAAP):
Provision for losses	9,395	4,360
REO operating expenses	148	—
Gain on sale of REO	(19)	—
Total credit related expense/(income)	9,524	4,360

Operating expenses (GAAP):
Compensation and employee benefits	35,383	33,097
General and administrative	21,617	17,159
Regulatory fees	2,000	1,450
Total operating expenses	59,000	51,706

Net earnings	128,778	122,275
Income tax expense(4)	24,114	25,523
Preferred stock dividends (GAAP)	11,333	13,583
Core earnings	$93,331	$83,169

Core earnings per share:
Basic	$8.55	$7.66
Diluted	$8.51	$7.59
(1)Net effective spread is a non-GAAP measure. See "Use of Non-GAAP Measures" above for an explanation of net effective spread. See below for a reconciliation of net interest income to net effective spread.

(2)Includes interest income and interest expense related to consolidated trusts owned by third parties reclassified from net interest income to guarantee and commitment fees to reflect management's view that the net interest income Farmer Mac earns is effectively a guarantee fee on the consolidated Farmer Mac Guaranteed Securities.
(3)Reflects reconciling adjustments for the reclassification to exclude expenses related to interest rate swaps not designated as hedges and terminations or net settlements on financial derivatives, and reconciling adjustments to exclude fair value adjustments on financial derivatives and trading assets and the recognition of deferred gains over the estimated lives of certain Farmer Mac Guaranteed Securities and USDA Securities.
(4)Includes the tax impact of non-GAAP reconciling items between net income attributable to common stockholders and core earnings.

Reconciliation of GAAP Basic Earnings Per Share to Core Earnings Basic Earnings Per Share
	For the Three Months Ended			For the Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
	(in thousands, except per share amounts)
GAAP - Basic EPS	$4.50	$4.04	$3.71	$8.53	$8.04
Less reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	(0.06)	(0.23)	(0.03)	(0.29)	0.12
Gains on hedging activities due to fair value changes	0.25	0.10	0.24	0.35	0.52
Unrealized (losses)/gains on trading securities	(0.01)	—	(0.01)	(0.01)	(0.01)
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	—	—	—	0.01	0.01
Net effects of terminations or net settlements on financial derivatives	0.03	(0.10)	(0.14)	(0.08)	(0.16)
Income tax effect related to reconciling items	(0.04)	0.05	(0.01)	—	(0.10)
Sub-total	0.17	(0.18)	0.05	(0.02)	0.38
Core Earnings - Basic EPS	$4.33	$4.22	$3.66	$8.55	$7.66

Shares used in per share calculation (GAAP and Core Earnings)	10,933	10,896	10,879	10,915	10,863

Reconciliation of GAAP Diluted Earnings Per Share to Core Earnings Diluted Earnings Per Share
	For the Three Months Ended			For the Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
	(in thousands, except per share amounts)
GAAP - Diluted EPS	$4.48	$4.01	$3.68	$8.49	$7.96
Less reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	(0.06)	(0.23)	(0.03)	(0.29)	0.12
Gains on hedging activities due to fair value changes	0.25	0.10	0.24	0.35	0.51
Unrealized (losses)/gains on trading securities	(0.01)	—	(0.01)	(0.01)	(0.01)
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	—	—	—	—	0.01
Net effects of terminations or net settlements on financial derivatives	0.02	(0.10)	(0.14)	(0.07)	(0.16)
Income tax effect related to reconciling items	(0.04)	0.05	(0.01)	—	(0.10)
Sub-total	0.16	(0.18)	0.05	(0.02)	0.37
Core Earnings - Diluted EPS	$4.32	$4.19	$3.63	$8.51	$7.59

Shares used in per share calculation (GAAP and Core Earnings)	10,963	10,983	10,956	10,973	10,966

The following table presents a reconciliation of net interest income and net yield to net effective spread for the periods indicated:

Reconciliation of GAAP Net Interest Income/Yield to Net Effective Spread
	For the Three Months Ended						For the Six Months Ended
	June 30, 2025		March 31, 2025		June 30, 2024		June 30, 2025		June 30, 2024
	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield
	(dollars in thousands)
Net interest income/yield	$96,797	1.20%	$90,939	1.15%	$87,340	1.15%	$187,736	1.17%	$173,708	1.15%
Net effects of consolidated trusts	(987)	0.02%	(1,010)	0.02%	(1,371)	0.02%	(1,998)	0.02%	(2,423)	0.02%
Expense related to undesignated financial derivatives	(208)	—%	318	—%	(486)	(0.01)%	110	—%	(521)	—%
Amortization of premiums/discounts on assets consolidated at fair value	(22)	—%	(25)	—%	(21)	—%	(47)	—%	(48)	—%
Amortization of losses due to terminations or net settlements on financial derivatives	1,022	0.01%	867	0.01%	738	0.01%	1,890	0.01%	1,530	0.01%
Fair value changes on fair value hedge relationships	(2,709)	(0.04)%	(1,099)	(0.01)%	(2,604)	(0.03)%	(3,808)	(0.02)%	(5,606)	(0.04)%
Net effective spread	$93,893	1.19%	$89,990	1.17%	$83,596	1.14%	$183,883	1.18%	$166,640	1.14%

The following table presents core earnings for Farmer Mac's reportable operating segments and a reconciliation to consolidated net income for the three months ended June 30, 2025:

Core Earnings by Business Segment
For the Three Months Ended June 30, 2025
	Agricultural Finance		Infrastructure Finance			Treasury
	Farm & Ranch	Corporate AgFinance	Power & Utilities	Broadband Infrastructure	Renewable Energy	Funding	Investments	Total
	(in thousands)
Interest income	$152,218	$25,484	$67,447	$12,159	$23,494	$35,619	$82,601	$399,022
Interest expense(1)	(115,524)	(16,875)	(61,786)	(8,227)	(17,267)	(1,920)	(80,626)	(302,225)
Less: reconciling adjustments(2)(3)	(984)	—	(25)	—	—	(2,031)	136	(2,904)
Net effective spread	35,710	8,609	5,636	3,932	6,227	31,668	2,111	93,893
Guarantee and commitment fees(3)	4,551	224	215	564	320	—	—	5,874
Other income/(expense)	313	345	—	—	8	—	14	680
(Provision for)/release of losses	(4,494)	(614)	(73)	(666)	(1,964)	—	(1)	(7,812)
Operating expenses(1)	(7,020)	(2,378)	(1,156)	(1,274)	(1,560)	(3,003)	(888)	(17,279)
Income tax (expense)/benefit	(6,101)	(1,300)	(970)	(537)	(637)	(6,020)	(260)	(15,825)
Segment core earnings	$22,959	$4,886	$3,652	$2,019	$2,394	$22,645	$976	$59,531

Reconciliation to net income:
Net effects of derivatives and trading securities								$2,260
Unallocated (expenses)/income								(12,185)
Income tax effect related to reconciling items								5,231
Net income								$54,837

Total Assets:
Total on- and off-balance sheet segment assets at principal balance	$18,217,905	$1,953,523	$7,300,354	$1,174,441	$1,941,036	$—	$—	$30,587,259
Off-balance sheet assets under management								(5,257,348)
Unallocated assets								7,665,998
Total assets on the consolidated balance sheets								$32,995,909
(1)The significant expense categories and amounts align with the segment-level information that is regularly provided to the Chief Operating Decision Maker ("CODM") .
(2)Includes the amortization of premiums and discounts on assets consolidated at fair value, originally included in interest income, to reflect core earnings amounts; the reclassification of interest expense related to interest rate swaps not designated as hedges, which are included in "Gains/(losses) on financial derivatives" on the consolidated financial statements, to determine the effective funding cost for each operating segment; and excludes the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships.
(3)Includes the reclassification of interest income and interest expense from consolidated trusts owned by third parties to guarantee and commitment fees, to reflect management's view that the net interest income Farmer Mac earns is effectively a guarantee fee.

Supplemental Information
The following table sets forth information about outstanding volume in each of Farmer Mac's lines of business as of the dates indicated:

Outstanding Business Volume
	On or Off Balance Sheet	As of June 30, 2025	As of December 31, 2024
		(in thousands)
Agricultural Finance:
Farm & Ranch:
Loans	On-balance sheet	$5,630,602	$5,414,732
Loans held in consolidated trusts:
Beneficial interests owned by third-party investors (single-class)(1)	On-balance sheet	877,422	885,295
Beneficial interests owned by third-party investors (structured)(1)	On-balance sheet	1,397,832	1,152,988
IO-FMGS(2)	On-balance sheet	8,369	8,710
USDA Securities	On-balance sheet	2,458,647	2,402,423
AgVantage Securities(1)	On-balance sheet	3,985,000	4,720,000
LTSPCs and unfunded loan commitments	Off-balance sheet	3,019,531	3,070,554
Other Farmer Mac Guaranteed Securities(3)	Off-balance sheet	399,168	426,310
Loans serviced for others	Off-balance sheet	441,334	525,956
Total Farm & Ranch		$18,217,905	$18,606,968
Corporate AgFinance:
Loans	On-balance sheet	$1,450,596	$1,381,674
AgVantage Securities(1)	On-balance sheet	259,938	280,297
Unfunded loan commitments	Off-balance sheet	242,989	225,734
Total Corporate AgFinance		$1,953,523	$1,887,705
Total Agricultural Finance		$20,171,428	$20,494,673
Infrastructure Finance:
Power & Utilities:
Loans	On-balance sheet	$3,162,796	$2,886,576
AgVantage Securities(1)	On-balance sheet	3,776,849	3,521,143
LTSPCs and unfunded loan commitments	Off-balance sheet	360,709	401,647
Total Power & Utilities		$7,300,354	$6,809,366
Broadband Infrastructure:
Loans	On-balance sheet	$748,748	$622,207
Unfunded loan commitments	Off-balance sheet	425,693	180,259
Total Broadband Infrastructure		$1,174,441	$802,466
Renewable Energy:
Loans	On-balance sheet	$1,573,112	$1,265,700
Unfunded loan commitments	Off-balance sheet	367,924	150,825
Total Renewable Energy		$1,941,036	$1,416,525
Total Infrastructure Finance		$10,415,831	$9,028,357
Total		$30,587,259	$29,523,030
(1)A type of Farmer Mac Guaranteed Security.
(2)An interest-only Farmer Mac Guaranteed Security retained as part of a structured securitization.
(3)Other categories of Farmer Mac Guaranteed Securities that were sold by Farmer Mac to third parties

The following table presents the quarterly net effective spread (a non-GAAP measure) by segment:

	Net Effective Spread
	Agricultural Finance		Infrastructure Finance			Treasury
	Farm & Ranch	Corporate AgFinance	Power & Utilities	Broadband Infrastructure	Renewable Energy	Funding	Investments	Net Effective Spread
	Dollars Yield	Dollars Yield	Dollars Yield	Dollars Yield	Dollars Yield	Dollars Yield	Dollars Yield	Dollars Yield
	(dollars in thousands)
For the quarter ended:
June 30, 2025	$35,710	$8,609	$5,636	$3,932	$6,227	$31,668	$2,111	$93,893
	1.07%	2.07%	0.33%	2.24%	1.68%	0.40%	0.11%	1.19%
March 31, 2025	33,885	8,640	5,329	3,566	5,112	31,604	1,854	89,990
	1.01%	2.09%	0.32%	2.27%	1.55%	0.41%	0.10%	1.17%
December 31, 2024	32,556	7,891	5,059	3,414	4,859	31,242	2,507	87,528
	0.96%	1.95%	0.32%	2.34%	1.76%	0.42%	0.15%	1.16%
September 30, 2024	35,755	6,397	4,785	2,794	3,810	30,912	943	85,396
	1.05%	1.56%	0.30%	2.21%	1.78%	0.42%	0.05%	1.16%
June 30, 2024	34,156	7,866	5,253	2,393	2,999	30,268	661	83,596
	0.98%	1.91%	0.32%	2.16%	1.86%	0.41%	0.04%	1.14%
March 31, 2024	32,843	7,971	4,890	2,342	2,049	32,474	475	83,044
	0.95%	2.05%	0.30%	2.08%	1.75%	0.45%	0.03%	1.14%
December 31, 2023	33,329	8,382	4,916	2,426	1,540	33,361	597	84,551
	0.98%	2.06%	0.31%	2.06%	1.69%	0.47%	0.04%	1.19%
September 30, 2023	32,718	8,250	3,979	2,383	1,150	34,412	532	83,424
	0.97%	2.05%	0.26%	2.15%	1.46%	0.49%	0.04%	1.20%
June 30, 2023	34,388	7,444	3,681	2,127	1,100	32,498	594	81,832
	1.03%	1.92%	0.25%	2.25%	1.47%	0.48%	0.04%	1.20%

The following table presents quarterly core earnings reconciled to net income attributable to common stockholders:

Core Earnings by Quarter Ended
	June 2025	March 2025	December 2024	September 2024	June 2024	March 2024	December 2023	September 2023	June 2023
	(in thousands)
Revenues:
Net effective spread	$93,893	$89,990	$87,528	$85,396	$83,596	$83,044	$84,551	$83,424	$81,832
Guarantee and commitment fees	5,874	5,488	5,086	4,997	5,256	4,982	4,865	4,828	4,581
Gain on sale of investment securities	—	—	—	—	1,052	—	—	—	—
Loss on sale of mortgage loan	—	—	—	—	(1,147)	—	—	—	—
Other	742	1,315	(491)	1,133	481	1,077	767	1,056	409
Total revenues	100,509	96,793	92,123	91,526	89,238	89,103	90,183	89,308	86,822

Credit related expense/(income):
Provision for/(release of) losses	7,812	1,583	3,872	3,258	6,230	(1,870)	(575)	(181)	1,142
REO operating expenses	148	—	—	196	—	—	—	—	—
(Gain)/loss on REO	(87)	68	—	—	—	—	—	—	—
Total credit related expense/(income)	7,873	1,651	3,872	3,454	6,230	(1,870)	(575)	(181)	1,142

Operating expenses:
Compensation and employee benefits	17,631	17,752	15,641	15,237	14,840	18,257	15,523	14,103	13,937
General and administrative	10,859	10,758	12,452	8,625	8,904	8,255	8,916	9,100	9,420
Regulatory fees	1,000	1,000	1,000	725	725	725	725	831	831
Total operating expenses	29,490	29,510	29,093	24,587	24,469	27,237	25,164	24,034	24,188

Net earnings	63,146	65,632	59,158	63,485	58,539	63,736	65,594	65,455	61,492
Income tax expense	10,114	14,000	9,938	12,681	11,970	13,553	13,881	13,475	12,539
Preferred stock dividends	5,667	5,666	5,666	5,897	6,792	6,791	6,791	6,792	6,791
Core earnings	$47,365	$45,966	$43,554	$44,907	$39,777	$43,392	$44,922	$45,188	$42,162

Reconciling items:
(Losses)/gains on undesignated financial derivatives due to fair value changes	$(639)	$(2,573)	$3,084	$(1,064)	$(359)	$1,683	$(836)	$2,921	$2,141
Gains/(losses) on hedging activities due to fair value changes	2,709	1,099	5,737	205	2,604	3,002	(3,598)	3,210	(4,901)
Unrealized (losses)/gains on trading assets	(65)	9	(83)	99	(87)	(14)	(37)	1,714	(57)
Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value	25	28	(39)	27	26	31	88	29	29
Net effects of terminations or net settlements on financial derivatives	255	(1,070)	534	(503)	(1,505)	(192)	(800)	(79)	583
Issuance costs on the retirement of preferred stock	—	—	—	(1,619)	—	—	—	—	—
Income tax effect related to reconciling items	(480)	526	(1,939)	260	(143)	(947)	1,089	(1,638)	464
Net income attributable to common stockholders	$49,170	$43,985	$50,848	$42,312	$40,313	$46,955	$40,828	$51,345	$40,421